Exhibit 99.1

Brookdale Senior Living Stockholders Approve Merger with Emeritus Corporation

Nashville, Tenn., July 10, 2014 — Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale” or the “Company”) announced today the results of its special meeting of stockholders held earlier this morning. Pursuant to Brookdale’s previously announced merger agreement with Emeritus Corporation (NYSE: ESC) (“Emeritus”), Brookdale stockholders voted to approve an amendment to its certificate of incorporation and the issuance of Brookdale common stock to Emeritus stockholders in the merger.

Andy Smith, Chief Executive Officer of Brookdale, said, “We are pleased that our stockholders have overwhelmingly approved of creating this country’s premier senior living solutions company. With integration planning now well underway, we believe more than ever that the combined company will deliver the best, high quality solutions for the growing demographic of aging seniors and their families. We are working now to finalize state-level regulatory approvals and other customary closing conditions to complete this transaction quickly so that we can deliver on our plans for long-term growth and value creation.”

Emeritus’ special meeting of stockholders to approve the merger agreement will be held on July 10, 2014, at 2:00 p.m., Pacific Time. The transaction is expected to close in the third quarter of 2014.

About Brookdale Senior Living

Brookdale Senior Living Inc. is a leading owner and operator of senior living communities throughout the United States. The Company is committed to providing senior living solutions within properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. Currently Brookdale operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 647 communities in 36 states and the ability to serve approximately 66,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services. After its pending merger with Emeritus Corporation, Brookdale will operate over 1,150 communities in 46 states with the capacity to serve over 112,000 residents.

Forward Looking Statements

Certain items in this press release and statements made by or on behalf of Brookdale Senior Living relating hereto (including statements with respect to the proposed merger) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “would,”

“project,” “predict,” “continue,” “plan” or other similar words or expressions. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and actual results could differ materially from those projected. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; our inability to extend (or refinance) debt (including our credit and letter of credit facilities) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of our indebtedness and long-term operating leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under the repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; delays in obtaining regulatory approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisitions and integrate them into our operations; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our facilities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation; risks relating to the proposed merger, including in respect of the satisfaction of closing conditions to the proposed merger; unanticipated difficulties and/or expenditures relating to the proposed merger; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the proposed merger; litigation relating to the proposed merger; the impact of the transaction on relationships with residents, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the proposed merger; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

In connection with the proposed merger, the Company has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of the Company and Emeritus that also constitutes a prospectus of the Company, as well as other relevant documents concerning the proposed merger. The Registration Statement was declared effective by the SEC on June 5, 2014. Emeritus and the Company first mailed the joint proxy statement/prospectus to their respective stockholders on or about June 9, 2014. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A free copy of the joint proxy statement/prospectus and other filings containing information about the Company and Emeritus may be obtained at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from the Company at www.brookdale.com under the heading “About Brookdale / Investor Relations” or from Emeritus at www.emeritus.com under the heading “Investor Relations.”

The Company and Emeritus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Emeritus’ stockholders in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of Company Common Stock is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on June 6, 2014. Information about the directors and executive officers of Emeritus and their ownership of Emeritus Common Stock is set forth in Emeritus’ Annual Report on Form 10-K/A, as filed with the SEC on April 30, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed merger may be obtained by reading the joint proxy statement regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph. This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SOURCE Brookdale Senior Living Inc.

Contacts:
Brookdale Senior Living
Investors:	Ross Roadman (615) 564-8104	Media:	Julie Davis (615) 564-8225
	rroadman@brookdale.com		jkdavis@brookdale.com